UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2017

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Accuray Incorporated (the “Company”) held its Annual Meeting of Stockholders on November 17, 2017.  The following is a brief description of each matter submitted to a vote at the Annual Meeting of Stockholders, as well as the number of votes cast for and against, the number of abstentions, and the number of broker non-votes with respect to each matter.

Proposal No. 1:  Election of Directors

The stockholders elected each of the following persons as a Class II director of the Company to hold office until the Company’s 2020 Annual Meeting of Stockholders or until his successor is duly elected or appointed.

Nominee	For	Against	Abstain	Broker Non-Votes
Louis J. Lavigne, Jr.	47,703,069	5,869,813	32,424	20,338,401
Dennis L. Winger	50,362,181	3,210,398	32,727	20,338,401
Jack Goldstein, Ph.D.	50,347,191	3,225,783	32,332	20,338,401

Proposal No. 2:    Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The stockholders cast an advisory vote to approve the compensation of the Company’s named executive officers as follows: 52,485,999 shares in favor, 949,555 shares against, 169,752 shares abstaining and 20,338,401 broker non-votes.

Proposal No. 3: Advisory Vote on Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

The stockholders cast an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers as follows: 48,184,953 shares in favor of one year, 167,801 shares in favor of two years, 3,520,270 shares in favor of three years and 1,732,282 shares abstaining.

Considering the strong support for an annual vote as reflected in the voting results, the Company’s past practice of holding annual advisory votes and in light of Board’s recommendation of an annual frequency for future advisory votes to approve the compensation of the Company’s named executive officers, the Company will continue to hold future advisory votes to approve the compensation of the Company’s named executive officers annually until the matter is again submitted to the Company’s stockholders for a vote.

Proposal No. 4:  Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018, with 73,704,009 shares in favor, 168,936 shares against, 70,762 shares abstaining and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: November 20, 2017	By:	/s/ Alaleh Nouri
Alaleh Nouri
Senior Vice President, General Counsel & Corporate Secretary